BANK LOANS	12 Months Ended
Sep. 30, 2023
BANK LOANS.
BANK LOANS

NOTE 9 – BANK LOANS

In June 2023, Chengdu QLS entered into loan agreement with Chengdu Agriculture and Commericial Bank for RMB 3,500,000 (approximately $ 0.5 million). The loans bear fixed interest rates of 3.9% per annum and will mature in June 2024. The credit is secured by Chengdu QLS’s land use right of approximately $637,000.

In May 2022, Gansu QLS entered into supply chain facility agreement (the “Facility Agreement” with China Construction Bank. The total credit limit under the Facility Agreement is RMB 30,000,000 (approximately $ 4.6 million). As of September 30, 2022, the outstanding balance of the facility agreement was RMB 1 million and the it was paid off in March 2023. The loans bear fixed interest rates of 3% per annum. The credit was secured by Gansu QLS’s buildings and land use rights of approximately $276,000.